EntrepreneurShares Global Fund
A series of EntrepreneurShares Series Trust (The “Trust”)

Closing of Class A Shares

The Board of Trustees (the “Board”) of the Trust has approved closing the Class A shares of the EntrepreneurShares Global Fund (the “Fund”).  Effective as of June 30, 2012, Class A shares will no longer be available for purchase.

On June 30, 2012, the Fund will convert its Class A shares into Retail Class shares of the Fund.  Prior to the conversion, shareholders of Class A shares may redeem those shares as described in the Fund’s Prospectus.  For shareholders planning to redeem Class A shares prior to the conversion to Retail Class shares, please note that the Fund’s investment adviser will waive the 1.00% contingent deferred sales charge for any Class A shares redeemed within one year of purchase.

If Class A shares are not redeemed prior to the conversion on June 30, 2012, each shareholder owning Class A shares of the Fund will receive Retail Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Class A shares immediately prior to the conversion.  In addition, for Class A shareholders currently enrolled in the AIP, after the conversion to Retail Class shares, such shareholders will automatically begin purchasing Retail Class shares through the AIP under the same terms and conditions.  Likewise, following the conversion, reinvested distributions will be invested in Retail Class shares.

Please see the Fund’s current Prospectus dated November 1, 2011 for more information about the fees and expenses associated with Retail Class shares.  Class A shares that are converted into Retail Class shares will not be subject to any sales charge or any other fees as a result of the conversion.  However, following the conversion any additional purchases of Retail Class shares by former Class A shareholders will be subject to any applicable waivers or reductions, as described in the Fund’s current prospectus. Class A shareholders generally will not recognize a taxable gain or loss on the conversion of their Class A shares for Retail Class shares, and such shareholders will have the same aggregate tax basis in Retail Class shares received pursuant to the conversion as in their Class A shares.  Please note, however, that a redemption of Class A shares will be a taxable event and a Class A shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Class A shares that are relevant to their specific situation.